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                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


     THIS AMENDMENT AGREEMENT (this "Amendment"), dated as of July 1, 1996,
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among U.S. XPRESS, ENTERPRISES, INC., a Nevada corporation (the "Borrower"), the
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various banks and lending institutions parties hereto (each a "Bank" and collectively, the "Banks"), and NATIONSBANK, N.A. (SOUTH), a national banking
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association, as agent for the Banks (in such capacity, the "Agent");
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                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit Agreement, dated as of November 21, 1995, as amended as of March 31, 1996 (the "Existing Credit Agreement"),
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among the parties hereto, the Banks have agreed to make loans to the Borrower;
and

     WHEREAS, the Borrower, the Banks and the Agent desire to make certain amendments to the Existing Credit Agreement;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                  DEFINITIONS

     SUBPART 1.1.  Certain Definitions.  Unless otherwise defined herein or the
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context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Amended Credit Agreement" means the Existing Credit Agreement as amended
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hereby.

     "Amendment No. 2 Effective Date" is defined in Subpart 3.1.
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     SUBPART 1.2.  Other Definitions.  Unless otherwise defined herein or the
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context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.
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                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement, the
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Notes and the other Credit Documents shall continue in full force and effect.

     SUBPART 2.1  Amendments to Article I.  Article I of the Existing Credit
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Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definitions:

          "Amendment No. 2" means Amendment No. 2 to Credit Agreement, dated as
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     of July 1, 1996, among the Borrower, the Agent and the Banks, amending this
     Credit Agreement as then in effect.

     SUBPART 2.2  Additional Amendments to Article I.  Article I of the Existing
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Credit Agreement is hereby further amended by amending in their entirety the following definitions so that such definitions now read as follows:

          "Applicable Fee Margin" means, for any fiscal quarter, (I) .425% per annum if the Consolidated Leverage Ratio as of the last day of the prior fiscal quarter (computed for the four fiscal quarterly periods then ending) is greater than 2.8 to 1.0, (ii) .375% per annum if the Consolidated Leverage Ratio as of the last day of the prior fiscal quarter (computed for the four fiscal quarterly periods then ending) is equal to or less than 2.8 to 1.0 but greater than 2.5 to 1.0, (iii) .30% per annum if the Consolidated Leverage Ratio as of the last day of the prior fiscal quarter (computed for the four fiscal quarterly periods then ending) is equal to or less than 2.5 to 1.0 but greater than 2.0 to 1.0, (iv) .25% per annum if the Consolidated Leverage Ratio as of the last day of the prior fiscal quarter (computed for the four fiscal quarterly periods then ending) is equal to or less than 2.0 to 1.0 but greater than 1.5 to 1.0 and (v) .22% per annum if the Consolidated Leverage Ratio as of the last day of the prior fiscal quarter (computed for the four fiscal quarterly periods then ending) is equal to or less than 1.5 to 1.0.

          "Applicable Interest Rate Margin" means, with respect to Eurodollar Loans for any fiscal quarter, (I) 1.40% per annum if the Consolidated Leverage Ratio as of the last day of the prior fiscal quarter (computed for the four fiscal quarterly periods then ending) is greater than 2.8 to 1.0,
     (ii) 1.25% per annum if the Consolidated Leverage Ratio as of the last day of the prior fiscal quarter (computed for the four fiscal quarterly periods then ending) is equal to or less than 2.8 to 1.0 but greater than 2.5 to 1.0, (iii) 1.0% per annum if the Consolidated Leverage Ratio as of the last

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     day of the prior fiscal quarter (computed for the four fiscal quarterly periods then ending) is equal to or less than 2.5 to 1.0 but greater than
     2.0 to 1.0, (iv) .75% per annum if the Consolidated Leverage Ratio as of the last day of the prior fiscal quarter (computed for the four fiscal quarterly periods then ending) is equal to or less than 2.0 to 1.0 but greater than 1.5 to 1.0 and (v) .625% per annum if the Consolidated Leverage Ratio as of the last day of the prior fiscal quarter (computed for the four fiscal quarterly periods then ending) is equal to or less than 1.5 to 1.0.

     SUBPART 2.3  Amendments to Section 2.01.  Section 2.01 is amended as
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follows:

          (I) the first sentence of such Section is amended by replacing the reference to "November 21, 1997" contained in line 5 thereof with a reference to "August 31, 1998";

          (ii) the third sentence of such Section is amended in its entirety so that such sentence now reads as follows:

               The Borrower may by notice to the Agent delivered on or before June 30, 1997 or each June 30 thereafter, make written request of the Banks to extend the Termination Date for an additional period of one year.

          (iii) the fifth sentence of such Section is amended in its entirety so that such sentence now reads as follows:

               Each Bank shall make a determination not later than 30 days after the date of its receipt of such notice as to whether or not it will agree to extend the Termination Date as requested; provided, however,
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          that failure by any Bank to make a timely response to the Borrower's request for extension of the Termination Date shall be deemed to constitute a refusal by the Bank to extend the Termination Date.

     SUBPART 2.4  Amendments to Section 5.16.  Section 5.16 is amended in its
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entirety so that such Section now reads as follows:

          SECTION 5.16 Consolidated Fixed Charge Coverage Ratio. The Borrower
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     will maintain a Consolidated Fixed Charge Coverage Ratio of at least (I)
     1.10 to 1.0 as of the last day of the fiscal quarter ending June 30, 1996,
     (ii) 1.16 to 1.0 as of the last day of the fiscal quarter ending September 30, 1996, (iii) 1.2 to 1.0 as of the last day of the fiscal quarters ending December 31, 1996, March 31, 1997 and June 30, 1997 and (iv) 1.35 to 1.0 as
     of the last day of each fiscal quarter thereafter.

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     SUBPART 2.5  Amendments to Section 5.17.  Section 5.17 is amended in its
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entirety so that such Section now reads as follows:

          SECTION 5.17  Consolidated Leverage Ratio.  The Borrower will not
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      permit its Consolidated Leverage Ratio to exceed (I) 3.10 to 1.0 as of the last day of the fiscal quarters ending June 30, 1996, September 30, 1996, December 31, 1996 and March 31, 1997, (ii) 3.00 to 1.0 as of the last day of the fiscal quarter ending June 30, 1997 and (iii) 2.80 to 1.0 as of the last day of each fiscal quarter thereafter.

     SUBPART 2.6  Amendments to Section 5.20.  Section 5.20 is deleted.
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                                    PART III
                          CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1.  Amendment No. 2 Effective Date.  This Amendment shall be and
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become effective on such date (the "Amendment No. 2 Effective Date") on or prior
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to July 1, 1996, when all of the conditions set forth in this Subpart 3.1 shall
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have been satisfied, and thereafter, this Amendment shall be known, and may be referred to, as "Amendment No. 2."

     SUBPART 3.1.1.  Execution of Counterparts.  The Agent shall have received
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counterparts of this Amendment, each of which shall have been duly executed on behalf of the Borrower, the Agent and each Bank.

     SUBPART 3.1.2.  Consent.  The Agent shall have received, from each person
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listed on the signature pages of the Consent attached hereto as Appendix A, an
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executed copy of such Consent.

     SUBPART 3.1.3.  Legal Details, Etc.  All documents executed or submitted
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pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent and its counsel. In addition, the Agent shall have received such other agreements, documents or instruments as it may from time to time reasonably request.


                                    PART IV
                                 MISCELLANEOUS

     SUBPART 4.1  Cross-References.  References in this Amendment to any Part or
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Subpart are, unless otherwise specified, to such Part or Subpart of this
Amendment.

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     SUBPART 4.2  Instrument Pursuant to Existing Credit Agreement.  This
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Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.3  Notes and Credit Documents.  The Borrower hereby confirms and
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agrees that the Notes and the other Credit Documents are, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment, all references in each Note and each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

     SUBPART 4.4  Counterparts, Effectiveness, Etc.  This Amendment may be
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executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.5  Governing Law; Entire Agreement.  THIS AMENDMENT SHALL BE
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DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     SUBPART 4.6  Successors and Assigns.  This Amendment shall be binding upon
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and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 4.7  Representations and Warranties.  The Borrower represents and
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warrants to the Agent and the Banks that (I) the representations and warranties made in Article IV of the Existing Credit Agreement are true and correct on and as of the Amendment No. 2 Effective Date as though made on such date, (ii) no Default or Event of Default has occurred and remains uncured as of the Amendment No. 2 Effective Date, (iii) the Borrower is in full compliance with the terms and provisions of the Amended Credit Agreement, and (iv) all financial reports and information submitted to the Agent or the Banks since the date of the Existing Credit Agreement accurately state and reflect the financial condition of the Borrower.

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